Loss Per Share (Tables)	12 Months Ended
Oct. 31, 2021
Loss Per Share
Loss Per Share

	2021	2020
	$	$
Net loss for the period	(35,037)	(6,354)
Non-controlling interest	(680)	(614)
Net loss for the period attributable to owners of the Company	(35,717)	(6,968)
	#	#
Weighted average number of common shares - basic	42,431,689	15,267,032
Weighted average number of common shares - diluted	42,431,689	15,267,032
Basic income (loss) per share	(0.84)	(0.46)
Dilutive income (loss) per share	(0.84)	(0.46)